EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2023 Financial Results

SAN RAFAEL, Calif., April 20, 2023 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2023 of $40.5 million and diluted earnings per common share ("EPS") of $1.51. First quarter 2023 results include a provision for credit losses reversal of $1.6 million, which increased EPS $0.04. These results compare to net income for fourth quarter 2022 of $39.3 million and EPS of $1.46.

"Westamerica’s first quarter 2023 results benefited from the Company’s valuable low-cost deposit base; the cost of funding our loan and bond portfolios was 0.03 percent in the first quarter 2023, unchanged from the prior quarter. Non-interest bearing deposits represented 47 percent of average deposits in the first quarter 2023 while higher-cost time deposits represented only 2 percent of average deposits. The first quarter 2023 also benefited from higher yields on variable-rate assets. Operating expenses were well controlled and credit quality remained stable with nonperforming assets of $785 thousand at March 31, 2023,” said Chairman, President and CEO David Payne. “First quarter 2023 results generated an annualized 19.1 percent return on average common equity. Shareholders were paid a $0.42 per common share dividend during the first quarter 2023,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $69.6 million for the first quarter 2023, compared to $69.2 million for the fourth quarter 2022. The yield earned on loans, bonds and cash for the first quarter 2023 was 4.21 percent, up from 3.98 percent for the fourth quarter 2022. The cost of funding the loan and bond portfolios was 0.03 percent for both the first quarter 2023 and fourth quarter 2022.

The Company recognized a $1.6 million provision for credit losses reversal in the first quarter 2023 as a result of a $2.2 million recovery on a previously charged-off commercial loan.

Variable rate assets at March 31, 2023 included $1.5 billion in collateralized loan obligations for which interest rates reset quarterly.

Noninterest income for the first quarter 2023 totaled $10.5 million unchanged from the fourth quarter 2022.

Noninterest expenses for the first quarter 2023 were $26.2 million compared to $25.1 million for the fourth quarter 2022; the increase in noninterest expenses is primarily due to an increase in seasonal payroll taxes and increased FDIC insurance assessments for all insured depository institutions.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2022 filed on Form 10-K and quarterly report for the quarter ended September 30, 2022 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2023

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2023	Q1'2022	Change	Q4'2022

Net Interest and Fee Income (FTE)	$69,562	$43,807	58.8%	$69,155
Reversal of Provision for Credit Losses (2)	(1,550)	-	n/m	-
Noninterest Income (1)	10,549	11,576	-8.9%	10,463
Noninterest Expense	26,210	24,875	5.4%	25,090
Income Before Taxes (FTE)	55,451	30,508	81.8%	54,528
Income Tax Provision (FTE)	15,000	7,892	90.1%	15,184
Net Income	$40,451	$22,616	78.9%	$39,344

Average Common Shares Outstanding	26,859	26,870	-0.0%	26,912
Diluted Average Common Shares Outstanding	26,866	26,885	-0.1%	26,924

Operating Ratios:
Basic Earnings Per Common Share	$1.51	$0.84	79.8%	$1.46
Diluted Earnings Per Common Share	1.51	0.84	79.8%	1.46
Return On Assets (a)	2.31%	1.24%		2.12%
Return On Common Equity (a)	19.1%	11.8%		18.6%
Net Interest Margin (FTE) (a)	4.18%	2.51%		3.95%
Efficiency Ratio (FTE)	32.7%	44.9%		31.5%

Dividends Paid Per Common Share	$0.42	$0.42	0.0%	$0.42
Common Dividend Payout Ratio	28%	50%		29%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2023	Q1'2022	Change	Q4'2022

Interest and Fee Income (FTE)	$70,033	$44,287	58.1%	$69,630
Interest Expense	471	480	-1.9%	475
Net Interest and Fee Income (FTE)	$69,562	$43,807	58.8%	$69,155

Average Earning Assets	$6,665,156	$6,998,234	-4.8%	$6,930,584
Average Interest- Bearing Liabilities	3,287,158	3,546,146	-7.3%	3,412,189

Yield on Earning Assets (FTE) (a)	4.21%	2.54%		3.98%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	4.18%	2.51%		3.95%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.05%		0.06%
Net Interest Spread (FTE) (a)	4.15%	2.49%		3.92%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2023	Q1'2022	Change	Q4'2022

Total Assets	$7,112,317	$7,406,321	-4.0%	$7,353,270
Total Earning Assets	6,665,156	6,998,234	-4.8%	6,930,584
Total Loans	945,864	1,029,724	-8.1%	964,287
Commercial Loans	165,360	207,901	-20.5%	173,527
Commercial Real Estate Loans	493,132	524,040	-5.9%	492,549
Consumer Loans	287,372	297,783	-3.5%	298,211
Total Investment Securities	5,548,780	4,947,846	12.1%	5,694,280
Debt Securities Available for Sale	4,636,098	4,655,983	-0.4%	4,767,459
Debt Securities Held to Maturity	912,682	291,863	212.7%	926,821
Total Interest-Bearing Cash	170,512	1,020,664	-83.3%	272,017

Loans/Deposits	15.6%	16.1%		15.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2023	Q1'2022	Change	Q4'2022

Total Deposits	$6,061,923	$6,393,458	-5.2%	$6,349,401
Noninterest Demand	2,851,600	3,005,065	-5.1%	3,010,806
Interest-Bearing Transaction	1,233,439	1,265,100	-2.5%	1,287,304
Savings	1,847,428	1,980,092	-6.7%	1,917,370
Time greater than $100K	57,630	64,172	-10.2%	59,720
Time less than $100K	71,826	79,029	-9.1%	74,201
Total Short-Term Borrowings	76,835	157,753	-51.3%	73,594
Shareholders' Equity	858,473	776,225	10.6%	837,499

Demand Deposits/ Total Deposits	47.0%	47.0%		47.4%
Transaction & Savings Deposits / Total Deposits	97.9%	97.8%		97.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,665,156	$70,033	4.21%
Total Loans (FTE)	945,864	11,834	5.07%
Commercial Loans (FTE)	165,360	2,760	6.77%
Commercial Real Estate Loans	493,132	5,627	4.63%
Consumer Loans	287,372	3,447	4.86%
Total Investments (FTE)	5,548,780	56,257	4.06%
Total Debt Securities Available for Sale (FTE)	4,636,098	47,114	4.06%
Corporate Securities	2,350,403	16,446	2.80%
Collateralized Loan Obligations	1,577,260	25,006	6.34%
Agency Mortgage Backed Securities	304,863	1,865	2.45%
Securities of U.S. Government sponsored entities	306,441	2,777	3.62%
Obligations of States and Political Subdivisions (FTE)	83,914	637	3.04%
Other Debt Securities Available for Sale (FTE)	13,217	383	11.59%
Total Debt Securities Held to Maturity (FTE)	912,682	9,143	4.01%
Agency Mortgage Backed Securities	101,911	547	2.15%
Corporate Securities	722,452	7,815	4.33%
Obligations of States and Political Subdivisions (FTE)	88,319	781	3.54%
Total Interest-Bearing Cash	170,512	1,942	4.56%

Interest Expense Paid:
Total Earning Assets	6,665,156	471	0.03%
Total Interest-Bearing Liabilities	3,287,158	471	0.06%
Total Interest-Bearing Deposits	3,210,323	458	0.06%
Interest-Bearing Transaction	1,233,439	94	0.03%
Savings	1,847,428	280	0.06%
Time less than $100K	71,826	50	0.28%
Time greater than $100K	57,630	34	0.24%
Total Short-Term Borrowings	76,835	13	0.07%

Net Interest Income and
Margin (FTE)		$69,562	4.18%

	Q1'2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,998,234	$44,287	2.54%
Total Loans (FTE)	1,029,724	13,038	5.14%
Commercial Loans (FTE)	207,901	2,843	5.55%
Commercial Real Estate Loans	524,040	6,731	5.21%
Consumer Loans	297,783	3,464	4.72%
Total Investments (FTE)	4,947,846	30,770	2.49%
Total Debt Securities Available for Sale (FTE)	4,655,983	28,862	2.48%
Corporate Securities	2,701,476	18,488	2.74%
Collateralized Loan Obligations	1,464,266	7,045	1.92%
Agency Mortgage Backed Securities	385,900	2,256	2.34%
Obligations of States and Political Subdivisions (FTE)	89,998	694	3.08%
Other Debt Securities Available for Sale (FTE)	14,343	379	10.56%
Total Debt Securities Held to Maturity (FTE)	291,863	1,908	2.61%
Agency Mortgage Backed Securities	141,733	646	1.82%
Obligations of States and Political Subdivisions (FTE)	150,130	1,262	3.36%
Total Interest-Bearing Cash	1,020,664	479	0.19%

Interest Expense Paid:
Total Earning Assets	6,998,234	480	0.03%
Total Interest-Bearing Liabilities	3,546,146	480	0.05%
Total Interest-Bearing Deposits	3,388,393	452	0.05%
Interest-Bearing Transaction	1,265,100	88	0.03%
Savings	1,980,092	283	0.06%
Time less than $100K	79,029	40	0.21%
Time greater than $100K	64,172	41	0.26%
Total Short-Term Borrowings	157,753	28	0.07%

Net Interest Income and
Margin (FTE)		$43,807	2.51%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2023	Q1'2022	Change	Q4'2022

Service Charges on Deposit Accounts	$3,465	$3,582	-3.3%	$3,484
Merchant Processing Services	2,637	2,623	0.5%	2,701
Debit Card Fees (1)	1,642	2,872	-42.8%	1,704
Trust Fees	765	843	-9.3%	754
ATM Processing Fees	654	451	45.0%	646
Other Service Fees	399	449	-11.2%	416
Financial Services Commissions	89	117	-23.9%	103
Other Noninterest Income	898	639	40.5%	655
Total Noninterest Income	$10,549	$11,576	-8.9%	$10,463

Operating Ratios:
Total Revenue (FTE)	$80,111	$55,383	44.6%	$79,618
Noninterest Income/Revenue (FTE)	13.2%	20.9%		13.1%
Service Charges/Avg. Deposits (a)	0.23%	0.23%		0.22%
Total Revenue (FTE) Per Avg.
Common Share (a)	$12.10	$8.36	44.8%	$11.74

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2023	Q1'2022	Change	Q4'2022

Salaries & Benefits	$12,067	$11,920	1.2%	$11,482
Occupancy and Equipment	5,485	4,746	15.6%	5,218
Outsourced Data Processing	2,444	2,437	0.3%	2,390
Limited Partnership Operating Losses	1,434	1,431	0.2%	1,431
Professional Fees	476	736	-35.3%	574
Courier Service	615	582	5.7%	700
Other Noninterest Expense	3,689	3,023	22.0%	3,295
Total Noninterest Expense	$26,210	$24,875	5.4%	$25,090

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets (a)	1.59%	1.44%		1.44%
Noninterest Expense/Revenues (FTE)	32.7%	44.9%		31.5%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q1'2023	Q1'2022	Change	Q4'2022

Average Total Loans	$945,864	$1,029,724	-8.1%	$964,287

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$20,284	$23,514	-13.7%	$21,218
(Reversal of) Provision for Credit Losses (2)	(1,550)	-	n/m	6
Net ACLL Recoveries (Losses)	775	(589)	n/m	(940)
End of Period ACLL	$19,509	$22,925	-14.9%	$20,284

Gross ACLL Recoveries / Gross ACLL Losses	138%	51%		44%

Net ACLL (Recoveries) Losses /
Avg. Total Loans (a)	-0.33%	0.23%		0.39%

	(dollars in thousands)
			%
	3/31/23	3/31/22	Change	12/31/22
Allowance for Credit Losses on Loans	$19,509	$22,925	-14.9%	$20,284
Allowance for Credit Losses on
Held to Maturity Securities	1	7	-85.5%	1
Total Allowance for Credit Losses	$19,510	$22,932	-14.9%	$20,285

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/23	3/31/22	Change	12/31/22
Nonperforming Loans:
Nonperforming Nonaccrual Loans	$207	$63	228.6%	$146
Performing Nonaccrual Loans	7	421	n/m	-
Total Nonaccrual Loans	214	484	-55.8%	146
90+ Days Past Due Accruing Loans	571	431	32.5%	628
Total Nonperforming Loans	$785	$915	-14.2%	$774

Total Loans Outstanding	$938,628	$1,002,514	-6.4%	$958,488

Total Assets	6,700,471	7,306,417	-8.3%	6,950,317

Loans:
Allowance for Credit Losses on Loans	$19,509	$22,925	-14.9%	$20,284
Allowance for Credit Losses on Loans / Loans	2.08%	2.29%		2.12%
Nonperforming Loans/Total Loans	0.08%	0.09%		0.08%

10. Liquidity.

At March 31, 2023, the Company had $195,202 thousand in cash balances. During the twelve months ending March 31, 2024, the Company expects to receive $337,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at March 31, 2023, the Company’s debt securities which qualify as collateral for borrowing totaled $4,107,153 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at March 31, 2023, the Company had pledged $686,533 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at March 31, 2023, the Company’s had pledged $670,649 thousand in debt securities at the Federal Reserve Bank. During the three months ended March 31, 2023, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $1 thousand, and at March 31, 2023, the Company’s borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand. At March 31, 2023, the Company’s unpledged collateral qualifying debt securities totaled $2,574,254 thousand. The following schedule is shown in market value unless otherwise noted.

				(in thousands)
				3/31/23
Debt Securities Eligible as Collateral:
Corporate Securities				$2,715,376
Collateralized Loan Obligations rated AAA				525,666
Obligations of States and Political Subdivisions				170,268
Agency Mortgage Backed Securities				369,010
Securities of U.S. Government Sponsored Entities (Par Value)				326,833
Total Debt Securities Eligible as Collateral				$4,107,153

Debt Securities Pledged as Collateral:
Public funds				($686,533)
Short-term borrowed funds (Deposit Sweep)				(169,352)
Other				(6,365)
Total Debt Securities Pledged as Collateral				($862,250)

Debt Securities Pledged at the Federal Reserve Bank				($670,649)

Debt Securities Available to Pledge				$2,574,254

11. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/23	3/31/22	Change	12/31/22

Shareholders' Equity	$642,925	$701,744	-8.4%	$602,110
Total Assets	6,700,471	7,306,417	-8.3%	6,950,317
Shareholders' Equity/
Total Assets	9.60%	9.60%		8.66%
Shareholders' Equity/
Total Loans	68.50%	70.00%		62.82%
Tangible Common Equity Ratio	7.92%	8.06%		7.03%
Common Shares Outstanding	26,648	26,883	-0.9%	26,913
Common Equity Per Share	$24.13	$26.10	-7.6%	$22.37
Market Value Per Common Share	44.30	60.50	-26.8%	59.01

	(shares in thousands)
			%
	Q1'2023	Q1'2022	Change	Q4'2022
Share Repurchase Programs:
Total Shares Repurchased / Canceled	274	3	n/m	-
Average Repurchase Price	$50.11	$58.66	n/m	$-
Net Shares Repurchased (Issued)	265	(17)	n/m	(2)

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/23	3/31/22	Change	12/31/22
Assets:
Cash and Due from Banks	$195,202	$1,037,593	-81.2%	$294,236

Debt Securities Available for Sale
Corporate Securities	2,019,240	2,547,118	-20.7%	2,099,955
Collateralized Loan Obligations	1,542,377	1,616,584	-4.6%	1,572,883
Agency Mortgage Backed Securities	276,078	363,181	-24.0%	286,048
Securities of U.S. Government sponsored entities	297,140	-	n/m	290,853
Obligations of States and Political Subdivisions	82,678	89,595	-7.7%	82,004
Other Debt Securities Available for Sale	-	110	n/m	-
Total Debt Securities Available for Sale	4,217,513	4,616,588	-8.6%	4,331,743

Debt Securities Held to Maturity
Agency Mortgage Backed Securities	98,006	133,754	-26.7%	104,852
Corporate Securities	723,553	-	n/m	721,854
Obligations of States and Political Subdivisions (3)	87,760	146,766	-40.2%	89,207
Total Debt Securities Held to Maturity (3)	909,319	280,520	224.2%	915,913

Loans	938,628	1,002,514	-6.4%	958,488
Allowance For Credit Losses on Loans	(19,509)	(22,925)	-14.9%	(20,284)
Total Loans, net	919,119	979,589	-6.2%	938,204

Premises and Equipment, net	28,331	30,626	-7.5%	28,819
Identifiable Intangibles, net	523	771	-32.1%	583
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	308,791	239,057	29.2%	319,146

Total Assets	$6,700,471	$7,306,417	-8.3%	$6,950,317

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,788,992	$3,000,268	-7.0%	$2,947,277
Interest-Bearing Transaction	1,201,356	1,279,165	-6.1%	1,273,143
Savings	1,783,667	1,984,719	-10.1%	1,874,115
Time	125,300	141,722	-11.6%	130,755
Total Deposits	5,899,315	6,405,874	-7.9%	6,225,290

Short-Term Borrowed Funds	83,088	124,442	-33.2%	57,792
Other Liabilities	75,143	74,357	1.1%	65,125
Total Liabilities	6,057,546	6,604,673	-8.3%	6,348,207

Shareholders' Equity:
Common Equity:
Paid-In Capital	471,159	472,470	-0.3%	475,121
Accumulated Other
Comprehensive Loss	(231,573)	(88,300)	n/m	(256,105)
Retained Earnings	403,339	317,574	27.0%	383,094
Total Shareholders' Equity	642,925	701,744	-8.4%	602,110

Total Liabilities and
Shareholders' Equity	$6,700,471	$7,306,417	-8.3%	$6,950,317

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2023	Q1'2022	Change	Q4'2022
Interest & Fee Income:
Loans	$11,740	$12,942	-9.3%	$12,201
Equity Securities	152	128	18.8%	153
Debt Securities Available for Sale	46,810	28,566	63.9%	45,216
Debt Securities Held to Maturity	8,980	1,644	446.2%	9,061
Interest-Bearing Cash	1,942	479	305.4%	2,567
Total Interest & Fee Income	69,624	43,759	59.1%	69,198

Interest Expense:
Transaction Deposits	94	88	6.8%	96
Savings Deposits	280	283	-1.1%	280
Time Deposits	84	81	3.7%	87
Short-Term Borrowed Funds	13	28	-53.6%	12
Total Interest Expense	471	480	-1.9%	475

Net Interest Income	69,153	43,279	59.8%	68,723

Reversal of Provision for Credit Losses (2)	(1,550)	-	n/m	-

Noninterest Income:
Service Charges on Deposit Accounts	3,465	3,582	-3.3%	3,484
Merchant Processing Services	2,637	2,623	0.5%	2,701
Debit Card Fees (1)	1,642	2,872	-42.8%	1,704
Trust Fees	765	843	-9.3%	754
ATM Processing Fees	654	451	45.0%	646
Other Service Fees	399	449	-11.2%	416
Financial Services Commissions	89	117	-23.9%	103
Other Noninterest Income	898	639	40.5%	655
Total Noninterest Income	10,549	11,576	-8.9%	10,463

Noninterest Expense:
Salaries and Related Benefits	12,067	11,920	1.2%	11,482
Occupancy and Equipment	5,485	4,746	15.6%	5,218
Outsourced Data Processing	2,444	2,437	0.3%	2,390
Limited Partnership Operating Losses	1,434	1,431	0.2%	1,431
Professional Fees	476	736	-35.3%	574
Courier Service	615	582	5.7%	700
Other Noninterest Expense	3,689	3,023	22.0%	3,295
Total Noninterest Expense	26,210	24,875	5.4%	25,090

Income Before Income Taxes	55,042	29,980	83.6%	54,096
Income Tax Provision	14,591	7,364	98.1%	14,752
Net Income	$40,451	$22,616	78.9%	$39,344

Average Common Shares Outstanding	26,859	26,870	-0.0%	26,912
Diluted Average Common Shares Outstanding	26,866	26,885	-0.1%	26,924

Per Common Share Data:
Basic Earnings	$1.51	$0.84	79.8%	$1.46
Diluted Earnings	1.51	0.84	79.8%	1.46
Dividends Paid	0.42	0.42	0.0%	0.42

Footnotes and Abbreviations:

(1) The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2) A recovery of a previously charged off loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(3) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at March 31, 2023, December 31, 2022 and $7 thousand at March 31, 2022.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized